Exhibit 10.6

AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of this 26th day of January, 2007, by and among NIMBLEGEN SYSTEMS, INC., a Delaware corporation (“NimbleGen”), and NIMBLEGEN SYSTEMS OF ICELAND, LLC, a Delaware limited liability company (“NimbleGen Iceland”; and together with NimbleGen, individually and collectively, “Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, collectively, “Lender”).

RECITALS

A. Pursuant to the Amended and Restated Loan and Security Agreement, dated as of December 29, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Borrower and Lender, the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Borrower has requested that Lender agree to make certain amendments to the Loan Documents, and Lender is willing to agree to such requests, in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. Recitals; Definitions. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof. All capitalized terms used herein (including, without limitation, in the foregoing recitals) and not defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Documents.

(a) The following provision is hereby added to the Loan Agreement as Section 9.16(b):

“ (b) Any information from time to time delivered to Lender by Borrower that is identified as confidential and that is not in the public domain shall be held by Lender as confidential, shall be used solely in connection with the Obligations (as they may be increased, amended, refinanced, renewed or otherwise modified from time to time), the Loan Documents (including without limitation, the Warrant) and services related thereto and the transactions contemplated thereby, and shall not be disclosed by Lender to any other Person; provided, that Lender may make disclosure of confidential information (i) to its independent accountants and legal counsel (which Persons shall be likewise bound by the provisions of this Section 9.16(b)), (ii) pursuant to statutory and regulatory requirements or demand by any Governmental Authority, (iii) pursuant to any mandatory court order or subpoena or in connection with any legal process, (iv) pursuant to any written agreement hereafter made between Lender and Borrower to which such information relates, which agreement permits such disclosure, (v) as necessary or advisable in connection with the exercise of any remedy by Lender under the Loan Documents, (vi) in accordance with Section 6.11 (vii) consisting of general portfolio information that does not identify Borrower, (vii) that has heretofore been made generally available to the public or is otherwise available to Lender on a non-confidential basis from a source that is not, to its knowledge, subject to a confidentiality agreement with Borrower, (ix) to any assignee of or participant in any of the Obligations, or to any prospective assignee or participant in any of the Obligations, provided, that such prospective assignee or participant is subject to an agreement containing provisions substantially the same as those set forth in this Section 9.16(b), and (x) in connection with any litigation to which Lender or its Affiliates is a party. All financial statements and reports furnished by Borrower to Lender under Section 5.1 hereof shall be deemed confidential and shall not be disclosed by Lender to any other Person except as provided in this Section 9.16(b). In the event of any conflict between the terms of this Section 9.16(b) and those of any other contractual obligation between Lender and Borrower (whether or not a Loan Document), the terms of this Section 9.16(b) shall govern. “

(b) Exhibit G-4 of the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit G-4 attached hereto as Exhibit A.

(c) Each of Schedule B-11, Schedule E-25 and Schedule F-34 of the Information Certificate is hereby deleted in its entirety and replaced with the Schedule B-11, the Schedule E-25 and the Schedule F-34 attached hereto as Exhibit B, Exhibit C and Exhibit D, respectively.

3. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 2 above, the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and this Amendment shall be limited precisely and expressly as drafted and shall not be construed as a consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Loan Agreement or any other Loan Document. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s indebtedness under or in connection with the Loan Agreement or any other indebtedness to Lender.

4. Confirmation of Representations and Warranties.

Borrower hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement continue to be true and correct as of the date hereof, except to the extent such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct as of such prior date).

5. Costs and Expenses.

Borrower shall be responsible for the payment of all fees, costs and expenses incurred by Lender in connection with the preparation and negotiation of this Amendment, including, without limitation, any and all fees and expenses of Lender’s in-house and outside counsel. All fees, costs and expenses shall be due and payable upon demand of Lender, and if not paid promptly upon such demand, all such fees, costs and expenses shall become part of the Obligations in accordance with Section 2.4 of the Loan Agreement.

6. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as modified by this Amendment.

(b) Except as specifically modified above, the Loan Agreement and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

2

[SIGNATURES FOLLOW]

3

IN WITNESS WHEREOF, intending to be legally bound, each party has caused this Amendment to be executed by its duly authorized officer as of the date first written above.

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION,
a Delaware corporation

By:	/s/ Danijela Gjenero
Name:	Danijela Gjenero
Title:	Duly Authorized Signatory

By:	/s/ Scott R. Towers
Name:	Scott R. Towers
Title:	Duly Authorized Signatory

BORROWER:

NIMBLEGEN SYSTEMS INC.,
a Delaware corporation

By:	/s/ David S. Snyder
Name:	David S. Snyder
Title:	Vice President and Chief Financial Officer

NIMBLEGEN SYSTEMS OF ICELAND, LLC,
a Delaware limited liability company

By:	NIMBLEGEN SYSTEMS INC., its sole member

By:	/s/ David S. Snyder
Name:	David S. Snyder
Title:	Vice President and Chief Financial Officer

S-1

EXHIBIT G-4

Payment Schedule for Term C Loan

Period	Starting Balance	Takedowns	Payment	Interest	Principal	Remaining Balance
1/26/2007		$2,500,000.00				$2,500,000.00
2/1/2007	$2,500,000.00		$4,156.25	$4,156.25		$2,500,000.00
3/1/2007	$2,500,000.00		$82,999.96	$24,937.50	$58,062.46	$2,441,937.54
4/1/2007	$2,441,937.54		$82,999.96	$24,358.33	$58,641.63	$2,383,295.91
5/1/2007	$2,383,295.91		$82,999.96	$23,773.37	$59,226.59	$2,324,069.32
6/1/2007	$2,324,069.32		$82,999.96	$23,182.60	$59,817.36	$2,264,251.96
7/1/2007	$2,264,251.96		$82,999.96	$22,585.91	$60,414.05	$2,203,837.91
8/1/2007	$2,203,837.91		$82,999.96	$21,983.28	$61,016.68	$2,142,821.23
9/1/2007	$2,142,821.23		$82,999.96	$21,374.64	$61,625.32	$2,081,195.91
10/1/2007	$2,081,195.91		$82,999.96	$20,759.93	$62,240.03	$2,018,955.88
11/1/2007	$2,018,955.88		$82,999.96	$20,139.09	$62,860.87	$1,956,095.01
12/1/2007	$1,956,095.01		$82,999.96	$19,512.05	$63,487.91	$1,892,607.10
1/1/2008	$1,892,607.10		$82,999.96	$18,878.75	$64,121.21	$1,828,485.89
2/1/2008	$1,828,485.89		$82,999.96	$18,239.15	$64,760.81	$1,763,725.08
3/1/2008	$1,763,725.08		$82,999.96	$17,593.16	$65,406.80	$1,698,318.28
4/1/2008	$1,698,318.28		$82,999.96	$16,940.72	$66,059.24	$1,632,259.04
5/1/2008	$1,632,259.04		$82,999.96	$16,281.79	$66,718.17	$1,565,540.87
6/1/2008	$1,565,540.87		$82,999.96	$15,616.27	$67,383.69	$1,498,157.18
7/1/2008	$1,498,157.18		$82,999.96	$14,944.12	$68,055.84	$1,430,101.34
8/1/2008	$1,430,101.34		$82,999.96	$14,265.26	$68,734.70	$1,361,366.64
9/1/2008	$1,361,366.64		$82,999.96	$13,579.63	$69,420.33	$1,291,946.31
10/1/2008	$1,291,946.31		$82,999.96	$12,887.16	$70,112.80	$1,221,833.51
11/1/2008	$1,221,833.51		$82,999.96	$12,187.79	$70,812.17	$1,151,021.34
12/1/2008	$1,151,021.34		$82,999.96	$11,481.44	$71,518.52	$1,079,502.82
1/1/2009	$1,079,502.82		$82,999.96	$10,768.04	$72,231.92	$1,007,270.90
2/1/2009	$1,007,270.90		$82,999.96	$10,047.53	$72,952.43	$934,318.47
3/1/2009	$934,318.47		$82,999.96	$9,319.83	$73,680.13	$860,638.34
4/1/2009	$860,638.34		$82,999.96	$8,584.87	$74,415.09	$786,223.25
5/1/2009	$786,223.25		$82,999.96	$7,842.57	$75,157.39	$711,065.86
6/1/2009	$711,065.86		$82,999.96	$7,092.89	$75,907.07	$635,158.79
7/1/2009	$635,158.79		$82,999.96	$6,335.71	$76,664.25	$558,494.54
8/1/2009	$558,494.54		$82,999.96	$5,570.98	$77,428.98	$481,065.56
9/1/2009	$481,065.56		$82,999.96	$4,798.63	$78,201.33	$402,864.23
10/1/2009	$402,864.23		$82,999.96	$4,018.57	$78,981.39	$323,882.84
11/1/2009	$323,882.84		$82,999.96	$3,230.73	$79,769.23	$244,113.61
12/1/2009	$244,113.61		$82,999.96	$2,435.04	$80,564.92	$163,548.69
1/1/2010	$163,548.69		$82,999.96	$1,631.40	$81,368.56	$82,180.13
1/25/2010	$82,180.13		$82,999.88	$819.75	$82,180.13	$—

*	A portion of the Term Facility Commitment Fee in an amount equal to $12,500 shall be applied to the Period 1 payment in accordance with Section 2.3(f) of the Loan Agreement.

Exhibit A

Amd to Loan Doc & Waiver to A&R LSA

DC - 026625/0005 - 2422860

Exhibit B

SCHEDULE B-11

Material Contracts

1.	License Agreement, Sigma Aldrich Co.

2.	License Agreement, Oxford Gene Technology IP Limited

3.	License Agreement, WARF

4.	Lease Agreement, Madison

5.	Lease Agreement, Iceland

6.	Supply Agreement, Affymetrix

7.	Distributor Agreement, Bucher Biotech AG

8.	Distributor Agreement, RZPD

9.	Distributor Agreement, Central European Biosystems

10.	Distributor Agreement, IFOM-IEO Campus for Oncogenomics

11.	Distributor Agreement, Genetic Research Instrumentation

12.	Distributor Agreement, Ecogen S.A.

13.	Distributor Agreement, Westburg

14.	Distributor Agreement, GeneChannel Biotech

15.	Distributor Agreement, GeneFrontier

16.	Distributor Agreement, Research Biolabs PTE LTD

17.	Distributor Agreement, Macrogen

18.	Distributor Agreement, PCL Lab

19.	Distributor Agreement, Cold Spring Biotech Corp.

20.	Distributor Agreement, Fen Jih Biomedical & Instrument Co., Ltd.

21.	Government Grant, R21 CA116365-01

22.	Government Grant, 5 R01 HG003129-03

23.	Government Grant, 5 R01 HG003107-03

Exhibit B

Amd to Loan Doc & Waiver to A&R LSA

DC - 026625/0005 - 2422860

24.	Consulting Agreement, Dirk van den Broek

25.	Consulting Agreement, Christian C. Oste

26.	Consulting Agreement, David C. Sneider

27.	Amended and Restated Supply Agreement, LindGen EHF

28.	Supply Agreement, Proligo Products LLC

29.	Exclusive Technology License Agreement, University of Texas System*

30.	Agreement (granting a license to), Texas Instruments Incorporated

31.	Commercial Use License Agreement, Affymetrix, Inc.*

32.	Supply and Licence Agreement, Oxford Gene Technology (Operations) Limited

33.	Licence Agreement, Oxford Gene Technology IP Limited*

34.	Agreement (relating to license), Wolfgang Pfleidlerer**

35.	Employment Agreements (various forms), all employees

36.	Agreement, Robert Palay and Thomas Palay

37.	Transaction Bonus Agreements, various employees

38.	Award (stock option) Agreements, various employees and consultants

39.	Letter Agreement (relating to stock option), Gregory P. McGuiness

40.	License Agreement, Invitrogen Corporation*

41.	Sub-License Agreement, Invitrogen IP Holdings, Inc.*

42.	License Agreement, Spotfire Inc.

*	Agreement contains confidentiality restrictions such that Borrower will deliver a copy thereof if an appropriate confidentiality agreement is in effect; with Lender’s permission, a copy is not being delivered herewith for purposes of item (c) on Exhibit D to the Loan Agreement.
**	Agreement may contain confidentiality restrictions such that Borrower will deliver a copy thereof if an appropriate confidentiality agreement is in effect; with Lender’s permission, a copy is not being delivered herewith for purposes of item (c) on Exhibit D to the Loan Agreement.

Amd to Loan Doc & Waiver to A&R LSA

DC - 026625/0005 - 2422860

Exhibit C

SCHEDULE E-25

1.	Consulting Agreement, Dirk van den Broek

2.	Consulting Agreement, Christian C. Oste

3.	Consulting Agreement, David C. Sneider

4.	Agreement, Robert Palay and Thomas Palay

5.	Consulting Agreements from time to time with members of the Company’s Scientific Advisory Board. The current members of the Company’s Scientific Advisory Board are Michael Sussman, Franco Cerrina, Fred Blattner and Harold “Skip” Garner.

Exhibit B

Amd to Loan Doc & Waiver to A&R LSA

DC - 026625/0005 - 2422860

Exhibit D

NIMBLEGEN SYSTEMS, INC.

PATENT STATUS January 26, 2007

WARF PATENT APPLICATIONS

1.	Method and Apparatus for Synthesis of Arrays of DNA Probes

S. N. 09/253,460 2/22/99

Issued as U. S. Patent No. 6,375,903 April 23, 2002

2.	CIP of Method and Apparatus for Synthesis etc (CIP)

Pending/Materials to provoke Interference have been filed.

3.	Method and Apparatus for Synthesis of Arrays of DNA Probes (Continuation of basic case) Pending.

4.	Apparatus for Synthesis of Arrays of DNA Probes (Divisional or continuation of 09/637,891)

Pending application S.N. 11/524,082, filed September 20, 2006.

5.	Flow Cell for Synthesis of Arrays of DNA Probes and the Like (Mechanics of flow cell)

S. N. 09/473,369 11/10/99

Issued as U.S. Patent No. 6,315,958.

6.	Flow Cell for Synthesis of Arrays of DNA probes and the Like (continuation of flow cell case)

S. N. 10/053,368 11/9/01 (Continuation)

Issues as U.S. Patent No. 6,444,175.

NIMBLEGEN CASES

1.	Q&B 90068 Gray Scale Idea

Pending. S. N. 10/061,577 filed Jan 31, 2002.

PCT US03/02526 filed Jan 28, 2003

2.	Q&B 90084 Coherent Light Optical System for MAS

Provisional application S. N. 60/353,491 filed Jan. 31, 2002.

Pending as S. N. 10/277,530 filed Oct. 21, 2002.

PCT US03/02524 filed Jan 28, 2003

3.	Q&B 90106 Volatile Buffer Hybridization Wash for Array Analysis

Provisional application S. N. 60/353,841 filed Feb 1, 2002.

Pending S. N. 10/355,784 filed Jan 31, 2003

4.	Q&B 90114 High Contrast Flow Cell

Pending S. N. 10/062,918 filed Feb 1, 2002.

PCT US03/02541 filed Jan. 28, 2003

Australia 2003210720 filed Jan 28, 2003

Canada 2474623 filed Jan 28, 2003

Europe 03737558 filed Jan 28, 2003

Iceland 7369 filed Jan 28, 2003

Japan 2003-565630 filed Jan 28, 2003

Exhibit B

Amd to Loan Doc & Waiver to A&R LSA

DC - 026625/0005 - 2422860

5.	Q&B 90131 Reduced Numerical Aperture Optics for MAS

Pending S. N. 10/062,967 filed Jan 31, 2002.

PCT US03/02568 filed Jan 28, 2003

Canada 2474488 filed Jan 28, 2003

Europe 03735055 filed Jan 28, 2003

Iceland 7368 filed Jan 28, 2003

Japan 2003-564288 filed Jan 28, 2003

6.	Q&B 90149 Direct Detection of RNA Hybridization

Provisional application S. N. 60/335,377 filed Nov. 2, 2001.

Pending S. N. 10/062,918 filed Nov. 1, 2002

PCT US02/35379 filed November 11, 2002.

7.	Q&B 90157 Prepatterned substrate

Provisional application S. N. 60/353,219 filed Jan. 31, 2002.

Pending S. N. 10/279.200 filed October 23, 2002.

Issued as US Patent No. 7157229 January 2, 2007.

PCT US03/02525 filed January 28, 2003.

Australia 2003214924 filed Jan 28, 2003.

Canada 2474601 filed Jan 28, 2003.

Europe 03710770 filed Jan 28, 2003.

Iceland 7367 filed Jan 28, 2003.

Japan 2003-563707 filed Jan 28, 2003.

8.	Q&B 90165 Array of arrays

Provisional application S. N. 60/383,559 filed May 24, 2002.

Pending S. N. 10/444,307 filed May 23, 2003.

PCT US03/16429 filed May 23, 2003.

Australia 2003124607 filed May 23, 2003.

Canada 2487093 filed May 23, 2003.

Europe              filed May 23, 2003.

Iceland 7611 filed May 23, 2003.

Japan 2004-508254 filed May 23, 2003.

9.	Q&B 90181 Array of Arrays with visible alignment marks

Provisional application S. N. 60/415,119 filed Sept. 30, 2002.

Pending S. N. 10/675,329 filed Sept. 30, 2003.

10.	Q&B 90190 Sandwich Hybridization Method

Provisional application S. N. 60/415,118 filed Sept. 30, 2002.

Combined with 90238 for conventional filing.

11.	Q&B 90203 Maskless Microarray with Hydrophobic barriers

Provisional patent S. N. 60/414,777 filed Sept. 27, 2002.

Pending S. N. 10/673,760 filed Sept. 29, 2003

Pending (divisional) S.N. 11/604,582 filed Nov. 27, 2006.

12.	Q&B 90211 Synthesis of multiple oligos per feature

Provisional application S. N. 60/415,046 filed Oct 1, 2002.

Pending S. N. 10/674,766 filed Sept. 30, 2003.

PCT US03/30725 filed Sept. 30, 2003.

Amd to Loan Doc & Waiver to A&R LSA

DC - 026625/0005 - 2422860

13.	Q&B 90220 Hybridization Wheel

Provisional application S. N. 60/500,142 abandoned

14.	Q&B 90238 Parallel loading of arrays

Provisional application S. N. 60/415,090 filed Oct. 1, 2002.

Pending S. N. 10/674,768 filed Sept. 30, 2003.

PCT US03/30841 filed Sept. 30, 2003.

15.	Q&B 00010 PCR on a chip

Provisional application 60/535,982 filed January 12, 2004.

Pending S. N. 11/034,374 filed Jan 12, 2005

PCT US05/00935 filed Jan 12, 2005

16.	Q&B 00013 AI Base Calling Algorithm

Provisional application 60/539,220 filed January 26, 2004.

Pending S. N. 11/043,294 filed Jan. 26, 2005

PCT US05/02429 filed Jan 26, 2005

17.	Q&B 00012 Comparative Genomic Resequencing

Provisional application S. N. 60/560,447 filed April 8, 2004

Pending S.N. 11/101,841 filed April 8, 2005

18.	Q&B 00019 Variable Probe Length Selection

Provisional application 60/581,121 filed June 18, 2004

Pending S.N. 11/156,439 filed June 20, 2005

PCT US05/22153 filed June 20, 2005

19.	Q&B 00021 Probe Optimization Methods

Provisional application 60/650,265 filed Feb. 4, 2005

Pending S.N. 11/157,629 filed June 21, 2005

PCT US05/21971 filed June 21, 2005

20.	Q&B 00026 Optimized Probe Selection Method

Pending S.N. 11/346,927 filed Feb. 3, 2006

WO US06/04017 filed Feb. 3, 2006

21.	Q&B 00025 Method for Identification and Monitoring of Epigenetic Modifications

Pending WO US06/047513 filed Dec. 13, 2006

22.	Q&B 00027 Use of Microarrays for Genomic Representation Selection

Provisional application S.N. US 60/794,560 filed April 24, 2006

23.	Q&B 00029 Method and Composition for Enrichment of Genomic Regions

Provisional application: US 60/832,719 filed July 21, 2006

Cases acquired from Light Biology:

24.	U. S. Patent No. 6,295,153 to Garner

25.	U.S. Ser. No. 09/998,341 filed Nov. 29, 2001 Digital Optical Chemistry Micromirror Imager (Garner)

Interference 105,455 (JL) terminated by Bd. Pat. App. Int.; appeal possible

26.	U.S. Ser. No. 09/999,239 filed Nov. 29, 2001 Digital Chemistry Micromirror Imager (Garner)

Interference 105,455 (JL) terminated by Bd. Pat. App. Int.; appeal possible

Amd to Loan Doc & Waiver to A&R LSA

DC - 026625/0005 - 2422860